UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

April 26, 2007

Date of Report (Date of earliest event reported)

BOARDWALK BANCORP, INC.

(Exact name of registrant as specified in its charter)

New Jersey	000-1354835	20-4392739
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Ident. No.)

201 Shore Road, Linwood, New Jersey	08221
(Address of principal executive offices)	(Zip Code)

(609) 601-0600

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02                                             Results of Operation and Financial Condition

On April 26, 2007, Boardwalk Bancorp, Inc. (the ”Company”) issued a press release discussing the Company’s first quarter 2007 operating results.  The press release, attached as Exhibit 99.1 hereto and incorporated herein by reference, is being furnished to the SEC and shall not be deemed to be “filed” for any purpose.

Item 8.01                                             Other Events

On April 26, 2007, the Company issued a press release announcing that its Board of Directors had declared a cash dividend of $0.10 per share, payable on May 17, 2007 to shareholders of record on May 7, 2007.  The press release, attached hereto as Exhibit 99.2 hereto, is incorporated herein by reference.

Item 9.01                                             Financial Statements and Exhibits.

(d)           Exhibits:

99.1         Press release, dated April 26, 2007, of Boardwalk Bancorp, Inc. announcing earnings for the period ended March 31, 2007.

99.2         Press release, dated April 26, 2007, of Boardwalk Bancorp, Inc. announcing the quarterly cash dividend.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOARDWALK BANCORP, INC.

Dated: May 1, 2007

	By:	/s/ Michael D. Devlin
Michael D. Devlin
Chairman, President and
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated April 26, 2007, of Boardwalk Bancorp, Inc. announcing earnings for the period ended March 31, 2007

99.1	Press release, dated April 26, 2007, of Boardwalk Bancorp, Inc. announcing the quarterly cash dividend